UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	369 N. New York Ave., Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2023, the Board of Directors (the “Board”) of CTO Realty Growth, Inc. (the “Company”) approved and adopted the Company’s Third Amended and Restated Bylaws (the “Third Amended and Restated Bylaws”) to update provisions relating to stockholder meetings to ensure compliance with federal proxy rules, including Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”). The Third Amended and Restated Bylaws became effective upon adoption by the Board. The Third Amended and Restated Bylaws include the following amendments:

Article II (Meetings of Stockholders) has been updated to:

●	Amend language to ensure that any stockholder casting a vote by proxy complies with Maryland law and the Third Amended and Restated Bylaws;
●	Reflect the requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;
●	Amend the provisions related to the information required to be included in a stockholder’s notice of nomination of individuals for election as a director and the information required to be included in any notice of other business the stockholder proposes to bring before a meeting;
●	Require a stockholder submitting a director nomination to make a written undertaking that such stockholder intends to solicit holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the director nomination;
●	Amend the requirements pertaining to the certifications that must accompany the stockholder’s notice of nomination of individuals for election as a director; and
●	Reflect that the Company will disregard any proxy authority granted in favor of any proposed director nominee if the stockholder soliciting proxies in support of such proposed nominee abandons the solicitation or does not comply with Rule 14a-19.

The above description of certain provisions of the Third Amended and Restated Bylaws is not intended to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Exhibit Description
3.1	Third Amended and Restated Bylaws of the Company, effective February 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2023

CTO Realty Growth, Inc.

By:	/s/ Matthew M. Partridge
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)